UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2004

G&K Services, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-4063	41-0449530

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5995 Opus Parkway, Minnetonka, Minnesota		55343

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (952) 912-5500

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13d-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
SIGNATURE

Item   5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)	Effective following the annual shareholders’ meeting of the Registrant held November 11, 2004, Messrs. Thomas R. Moberly and Donald W. Goldfus retired from Registrant’s Board of Directors. Messrs. Moberly and Goldfus have each chosen to retire and such decision did not involve disagreements with the Registrant on any matter relating to the Registrant’s operations, policies or practices.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

G&K SERVICES, INC. (Registrant)
Date: November 12, 2004	By:	/s/ Jeffrey L. Wright
		Name:	Jeffrey L. Wright
		Title:	Senior Vice President and Chief Financial Officer

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